UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: September 28, 2018

SMARTFINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	333-203449	62-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600 Knoxville, Tennessee		37919
(Address of Principal Executive Offices)		(Zip Code)

(865) 453-2650
(Registrant’s telephone number, including area code) N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01           Entry into a Material Definitive Agreement

On September 28, 2018, SmartFinancial, Inc. (the “Company”) entered into Subordinated Note Purchase Agreements (the “Purchase Agreements”) with certain institutional accredited investors (the “Purchasers”) pursuant to which the Company sold and issued $40,000,000 in aggregate principal amount of 5.625% Fixed-to-Floating Rate Subordinated Notes due October 2, 2028 (the “Notes”). The Notes were issued by the Company to the Purchasers at a price equal to 100% of their face amount. The Notes were offered and sold by the Company to eligible purchasers in a private offering in reliance on the exemptions from registration available under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the provisions of Regulation D thereunder (the “Private Placement”). The Company intends to use the net proceeds of the Private Placement to repay the outstanding balance on the Company’s existing revolving line of credit with CapStar Bank, to pay the cash consideration payable to holders of Foothills Bancorp, Inc. common stock and holders of options to purchase Foothills Bancorp, Inc. common stock in connection with the Company’s pending acquisition of Foothills Bancorp, Inc., and for other general corporate purposes, including improving the liquidity position at the Company and its wholly owned bank subsidiary, SmartBank. The Company’s line of credit with CapStar Bank remains in place and future borrowings thereunder, if any, will be subject to the terms of the loan agreement between the Company and CapStar Bank evidencing the line of credit.

The Notes have a stated maturity date of October 2, 2028, and will bear interest at a fixed annual rate of 5.625% from and including September 28, 2018, to but excluding October 2, 2023 (the “Fixed Interest Rate Period”). From and including October 2, 2023, to but excluding the maturity date or early redemption date (the “Floating Interest Rate Period”), the interest rate will reset quarterly to an annual floating rate equal to three-month LIBOR, or an alternative rate determined in accordance with the terms of the Notes if three-month LIBOR cannot be determined, plus 255 basis points. The Company will pay interest semi-annually in arrears during the Fixed Interest Rate Period and quarterly in arrears during the Floating Interest Rate Period. The Notes are redeemable by the Company, in whole or in part, on or after October 2, 2023, and at any time, in whole but not in part, upon the occurrence of certain events. The Purchase Agreements contain certain customary representations, warranties, and covenants made by the Company, on the one hand, and the Purchasers, severally and not jointly, on the other hand.

The form of Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Purchase Agreements contained herein is a summary and is qualified in its entirety by reference to the form of the Purchase Agreement.

The Notes are not subject to any sinking fund and are not convertible into or exchangeable for any other securities or assets of the Company or any of its subsidiaries. The Notes are not subject to redemption at the option of the holder. Principal and interest on the Notes are subject to acceleration only in limited circumstances. The Notes are unsecured, subordinated obligations of the Company and generally rank junior in right to payment to the prior payment in full of all existing claims of creditors of the Company, whether now outstanding or subsequently created, assumed, or incurred. The Notes were designed to qualify initially as Tier 2 capital for regulatory capital purposes.

The form of Note is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Notes contained herein is a summary and is qualified in its entirety by reference to the form of Note.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01    Regulation FD Disclosure

The Company used the presentation materials furnished herewith as Exhibit 99.1 to present the Private Placement to prospective eligible purchasers. The Company does not undertake to update these materials after the date of this

Current Report on Form 8-K, nor will this Current Report on Form 8-K be deemed a determination or admission as to the materiality of any information contained herein (including the information in Exhibit 99.1).

The information set forth in this Item 7.01 (including the information in Exhibit 99.1) is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events

On October 1, 2018, the Company issued a press release announcing the completion of the Private Placement. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)     Exhibits

Number        Description of Exhibit

4.1	Form of 5.625% Fixed-to-Floating Subordinated Note due October 2, 2028

10.1	Form of Subordinated Note Purchase Agreement dated September 28, 2018, by and between SmartFinancial, Inc. and each Purchaser*
99.1        Investor Presentation Materials
99.2        Press Release, issued by SmartFinancial, Inc., dated October 1, 2018
* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.

Date: October 1, 2018
/s/ William Y. Carroll Jr.
William Y. Carroll, Jr.
President & Chief Executive Officer

EXHIBIT INDEX

Number        Description of Exhibit

4.1Form of 5.625% Fixed-to-Floating Subordinated Note due October 2, 2028
10.1Form of Subordinated Note Purchase Agreement dated September 28, 2018, by and between SmartFinancial, Inc. and each Purchaser*
99.1Investor Presentation Materials
99.2Press Release, issued by SmartFinancial, Inc., dated October 1, 2018

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

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